Filed pursuant to Rule 497(k)
File Nos. 333-17391; 811-07959

PIA BBB Bond Fund
Managed Account Completion Shares (MACS) (PBBBX)
(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated October 26, 2026 to the Summary Prospectus dated March 31, 2026

At a meeting of the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) held on June 24, 2026, the Board approved, and recommended approval by a vote of the Fund’s shareholders, a New Investment Advisory Agreement (“New Advisory Agreement”) between the Trust, on behalf of the Fund, and Pacific Income Advisers, Inc. (“PIA” or the “Adviser”). At its June 24, 2026 meeting, the Board also approved convening a special shareholder meeting to ask the Fund’s shareholders to approve the New Advisory Agreement.

At a special meeting of the Fund’s shareholders held on September 1, 2026, the Fund’s shareholders voted to approve the New Advisory Agreement. Accordingly, the Adviser will continue to provide investment advisory services to the Fund pursuant to the New Advisory Agreement, effective on September 1, 2026.

Please retain this supplement with your Summary Prospectus.